                                                                    EXHIBIT 10.6
                         AMENDED SCHEDULE OF NHI LEASES
                  WHICH ARE SUBSTANTIALLY IN THE FORM OF LEASE
                        ATTACHED AS EXHIBIT 10.57 TO THE
                           TO THE COMPANY'S FORM 10-K
                         FOR THE PERIOD ENDING 12/31/98

                                                                             LEASING          ORIGINAL NHI
                FACILITY NAME           LOCATION                         COMMITMENT FEE        INVESTMENT        ANNUAL BASE RENT
                -------------           --------                         --------------        ----------        ----------------

Sterling House of Gilbert               845 N. El Dorado Dr.               $ 35,926.80       $ 3,592,680.00        $ 341,304.60
                                        Gilbert, AZ 85233

Clare Bridge of Glendale                6735 W. Hillcrest Blvd.              42,108.62          4,210,862.00         400,031.89
                                        Glendale, AZ 85310

Sterling House of Tuscon (West)         2650 W. Ina Road                     33,566.17          3,356,617.00         318,878.61
                                        Tuscon, AZ 85741

Sterling Cottage of Daytona Beach       570 National Healthcare Blvd.        29,886.15          2,988,615.00         283,918.42
                                        Daytona Beach, FL 32114

Clare Bridge of Maitland                760 N. Wymore Road                  113,372.54         11,337,254.00       1,077,039.10*
Wynwood of Maitland                     Maitland, FL 32751

Sterling House of Conway                872 Singleton Ridge Road             32,206.37          3,220,637.00         305,960.51
                                        Conway, SC 29526

Sterling House of Kingsport             2424 N. John B. Dennis Hwy.          29,217.36          2,921,736.00         277,564.92
                                        Kingsport, TN 37660

Sterling House of Gallatin              400 Hancock Road                     26,053.40          2,605,340.00         247,507.30
                                        Gallatin, TN 37066

Sterling House of Tullahoma             108 Wilson Avenue                    24,076.52          2,407,652.00         228,726.94
                                        Tullahoma, TN 37388

Clare Bridge of Tanque Verde            9050 East Tanque Verde Road          42,189.42          4,218,942.00         400,799.49
                                        Tucson, AZ  85749

*     Clare Bridge of Maitland - $418,976.03; Wynwood of Maitland - $658,063.10.